FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 1998

Available Amount to Note Holders:                                                      6,461,125.51

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                   --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                  --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             571,339.41
          (b) Servicer Fees from current and prior Collection Period                      84,919.67
          (c) Servicing Charges inadvertantly deposited in Collection Account                    --
(iv)      Current and unpaid Back-up Servicing Fees                                        3,396.79
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   21,825.92
          Adjustment to prior month premium amount                                               --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees        291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                          --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                         52,769.20
          Adjustment to prior month Class A-1 Note Interest                                      --
          Class A-2 Note Interest                                                        452,326.38
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         23,334.08
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,864.02
(xi)      Class B-2 Note Interest                                                         21,859.81
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                      4,365,003.61
          Class A-2 Principal Distribution Amount                                                --
          Class A-3 Principal Distribution Amount                                                --
          Class A-4 Principal Distribution Amount                                                --
(xiii)    Note Insurer Reimbursement Amount                                                      --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal   94,891.38
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal   94,891.38
(xvi)     Letter of Credit Reimbursement Amount                                                  --
(xvii)    Class B-3 Note Interest                                                         23,723.83
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal   94,891.38
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)          --
(xx)      Letter of Credit Additional Reimbursement Amount                                       --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MARCH 1, 1998


(xxii)    Remaining Amount to Residual Holder                                                    --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                              73,966.62
          Class A-2 additional Principal Distribution Amount                                     --
          Class A-3 additional Principal Distribution Amount                                     --
          Class A-4 additional Principal Distribution Amount                                     --
          Class B-1 additional Principal Distribution Amount                               1,607.97
          Class B-2 additional Principal Distribution Amount                               1,607.97
          Class B-3 additional Principal Distribution Amount                               1,607.97


          Reviewed By:



          -------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MARCH 1, 1998

                      Initial          Beginning         Base         Additional        Total           Ending           Ending
                     Principal         Principal       Principal      Principal       Principal        Principal       Certificate
  Class               Balance           Balance       Distribution   Distribution    Distribution       Balance          Factor
-------------     --------------    --------------    ------------   ------------    ------------    -------------     -----------
Class A-1          32,998,000.00     11,835,344.04    4,365,003.61     73,966.62     4,438,970.22      7,396,373.81     0.2241461
Class A-2          85,479,000.00     85,479,000.00              --            --               --     85,479,000.00     1.0000000
Class A-3          51,527,000.00     51,527,000.00              --            --               --     51,527,000.00     1.0000000
Class A-4          38,238,000.00     38,238,000.00              --            --               --     38,238,000.00     1.0000000
                  --------------    --------------    ------------     ---------     ------------    --------------     ---------
Total Class A     208,242,000.00    187,079,344.04    4,365,003.61     73,966.62     4,438,970.22    182,640,373.81     0.8770583
Class B-1           4,527,000.00      4,066,942.26       94,891.38      1,607.97        96,499.35      3,970,442.91     0.8770583
Class B-2           4,527,000.00      4,066,942.26       94,891.38      1,607.97        96,499.35      3,970,442.91     0.8770583
Class B-3           4,527,000.00      4,066,942.26       94,891.38      1,607.97        96,499.35      3,970,442.91     0.8770583
                  --------------    --------------    ------------     ---------     ------------    --------------
Total             221,823,000.00    199,280,170.83    4,649,677.75     78,790.53     4,728,468.28    194,551,702.55

ADCPB at end of Collection Period                                                                    199,062,627.55
                                                                                                     --------------
Excess of ending ADCPB over ending note balance                                                        4,510,925.00
Floor                                                                                                  4,527,025.86
                                                                                                     --------------
Difference                                                                                               (16,100.86)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 1998

AVAILABLE FUNDS
    Collection Account balance, as of February 28, 1998                                      3,005,895.46
    Investment earnings on amounts in Collection Account                                         9,202.41
    Payments due Collection Account from last 3 business days of Collection Period             302,300.61
    Additional contribution for terminated trade-ups and rebooked leases                       197,860.49
    Servicer Advance on current Determination Date                                           2,945,866.54
                                                                                          ---------------
    Available Funds on Payment Date                                                          6,461,125.51
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    6,461,125.51
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    6,461,125.51
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                         571,339.41
    Unreimbursed Servicer Advances paid                                                        571,339.41
                                                                                          ---------------
    Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,889,786.10
SERVICER FEES
    Servicer Fees due                                                                           84,919.67
    Servicer Fees paid                                                                          84,919.67
                                                                                          ---------------
    Servicer Fees remaining unpaid                                                                     --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,804,866.43
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,804,866.43
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                    3,396.79
    Back-up Servicer Fees paid                                                                   3,396.79
                                                                                          ---------------
    Back-up Servicer Fees remaining unpaid                                                             --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,801,469.64
PREMIUM AMOUNT
    Premium Amount due                                                                          21,825.92
    Premium Amount paid                                                                         21,825.92
                                                                                          ---------------
    Premium Amount remaining unpaid                                                                    --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,779,643.72
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                      291.67
    Indenture Trustee Fee paid                                                                     291.67
                                                                                          ---------------
    Indenture Trustee Fee remaining unpaid                                                             --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    5,779,352.05
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                               --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                          ---------------
    Total Indenture Trustee Expenses paid                                                              --
                                                                                          ---------------
    Indenture Trustee Expenses unpaid                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 1998

REMAINING AVAILABLE FUNDS                                                                    5,779,352.05
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                     52,769.20
    Class A-2 Note Interest                                                                    452,326.38
    Class A-3 Note Interest                                                                    272,663.71
    Class A-4 Note Interest                                                                    202,342.75
                                                                                          ---------------
    Total Class A Interest due                                                                 980,102.03
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    4,799,250.02
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                 23,334.08
    Class B-1 Note Interest paid                                                                23,334.08
                                                                                          ---------------
    Class B-1 Note Interest remaining unpaid                                                           --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    4,775,915.94
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                1,864.02
    Letter of Credit Bank Fee paid                                                               1,864.02
                                                                                          ---------------
    Letter of Credit Bank Fee remaining unpaid                                                         --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    4,774,051.92
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                 21,859.81
    Class B-2 Note Interest paid                                                                21,859.81
                                                                                          ---------------
    Class B-2 Note Interest remaining unpaid                                                           --
                                                                                          ---------------
REMAINING AVAILABLE FUNDS                                                                    4,752,192.11
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                           4,365,003.61
    Class A Note Principal Balance as of preceding Payment Date                            187,079,344.04
                                                                                          ---------------
    Class A Base Principal Distribution Amount paid                                          4,365,003.61
                                                                                          ---------------
    Class A Base Principal Distribution Amount remaining unpaid                                        --

    Class A-1 Note Principal Balance as of preceding Payment Date                           11,835,344.04
    Class A-1 Base Principal Distribution Amount paid                                        4,365,003.61
                                                                                          ---------------
    Class A-1 Note Principal Balance after distribution on Payment Date                      7,470,340.43
                                                                                          ---------------

    Remaining Class A Base Principal Distribution Amount                                               --
                                                                                          ---------------

    Class A-2 Note Principal Balance as of preceding Payment Date                           85,479,000.00
    Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                          ---------------
    Class A-2 Note Principal Balance after distribution on Payment Date                     85,479,000.00

    Remaining Class A Base Principal Distribution Amount                                               --
                                                                                          ---------------

    Class A-3 Note Principal Balance as of preceding Payment Date                           51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                          ---------------
    Class A-3 Note Principal Balance after distribution on Payment Date                     51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                               --
                                                                                          ---------------

    Class A-4 Note Principal Balance as of preceding Payment Date                           38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                  --
                                                                                          ---------------
    Class A-4 Note Principal Balance after distribution on Payment Date                     38,238,000.00


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 1998

REMAINING AVAILABLE FUNDS                                                                      387,188.50

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                              --
    Note Insurer Reimbursement Amount paid                                                             --
                                                                                          ---------------
    Note Insurer Reimbursement Amount remaining unpaid                                                 --

REMAINING AVAILABLE FUNDS                                                                      387,188.50

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                            4,066,942.26
    Class B-1 Base Principal Distribution due                                                   94,891.38
    Class B-1 Base Principal Distribution paid                                                  94,891.38
                                                                                          ---------------
    Class B-1 Base Principal Distribution remaining unpaid                                             --
    Class B-1 Note Principal Balance after distribution on Payment Date                      3,972,050.88

REMAINING AVAILABLE FUNDS                                                                      292,297.12

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                            4,066,942.26
    Class B-2 Base Principal Distribution due                                                   94,891.38
    Class B-2 Base Principal Distribution paid                                                  94,891.38
                                                                                          ---------------
    Class B-2 Base Principal Distribution remaining unpaid                                             --
    Class B-2 Note Principal Balance after distribution on Payment Date                      3,972,050.88

REMAINING AVAILABLE FUNDS                                                                      197,405.74

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                          --
    Letter of Credit Reimbursement Amount paid                                                         --

                                                                                          ---------------
    Letter of Credit Reimbursement Amount remaining unpaid                                             --
REMAINING AVAILABLE FUNDS                                                                      197,405.74
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                 23,723.83
    Class B-3 Note Interest paid                                                                23,723.83
                                                                                           --------------
    Class B-3 Note Interest remaining unpaid                                                           --
                                                                                           --------------
REMAINING AVAILABLE FUNDS                                                                      173,681.91

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                            4,066,942.26
    Class B-3 Base Principal Distribution due                                                   94,891.38
    Class B-3 Base Principal Distribution paid                                                  94,891.38
                                                                                           --------------
    Class B-3 Base Principal Distribution remaining unpaid                                             --
    Class B-3 Note Principal Balance after distribution on Payment Date                      3,972,050.88

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 1998

REMAINING AVAILABLE FUNDS                                                                       78,790.53
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                        --
    Remaining Indenture Trustee Expenses paid                                                          --
                                                                                           --------------
    Remaining Indenture Trustee Expenses unpaid                                                        --
REMAINING AVAILABLE FUNDS                                                                       78,790.53

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                               --
    Additional Letter of Credit Reimbursement Amount paid                                              --
                                                                                           --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                                       78,790.53

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                           --
    Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                           --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                       78,790.53
DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                          94,891.38

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                      --

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                       78,790.53

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                   78,790.53
    Adjusted Principal Distribution Sharing Ratio                                                  93.878%
                                                                                           --------------
    Additional Principal Distribution to Class A                                                73,966.62

    Class A Note Principal Balance after payment above                                     182,714,340.43
                                                                                           --------------
    Class A additional Principal Distribution Amount paid                                       73,966.62
                                                                                           --------------
    Excess cash after payment of additional Class A Principal Distribution                             --

    Class A-1 Note Principal Balance after payment above                                     7,470,340.43
    Class A-1 additional Principal Distribution Amount paid                                     73,966.62
                                                                                           --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                      7,396,373.81
                                                                                           --------------

    Remaining Class A additional Principal Distribution Amount                                         --
                                                                                           --------------

    Class A-2 Note Principal Balance after payment above                                    85,479,000.00
    Class A-2 additional Principal Distribution Amount paid                                            --
                                                                                           --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                     85,479,000.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MARCH 1, 1998

    Remaining Class A additional Principal Distribution Amount                                         --
                                                                                           --------------

    Class A-3 Note Principal Balance after payment above                                    51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                            --
                                                                                           --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                     51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                         --
                                                                                           --------------

    Class A-4 Note Principal Balance after payment above                                    38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                            --
                                                                                          ---------------
    Class A-4 Note Principal Balance after distribution on Payment Date                     38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                   78,790.53
    Adjusted Principal Distribution Sharing Ratio                                                   2.041%
                                                                                           --------------
    Additional Principal Distribution to Class B-1                                               1,607.97

    Class B-1 Note Principal Balance after payment above                                     3,972,050.88
    Class B-1 additional Principal Distribution paid                                             1,607.97
                                                                                           --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                      3,970,442.91

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                   78,790.53
    Adjusted Principal Distribution Sharing Ratio                                                   2.041%
                                                                                           --------------
    Additional Principal Distribution to Class B-2                                               1,607.97

    Class B-2 Note Principal Balance after payment above                                     3,972,050.88
    Class B-2 additional Principal Distribution paid                                             1,607.97
                                                                                           --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                      3,970,442.91

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                   78,790.53
    Adjusted Principal Distribution Sharing Ratio                                                   2.041%
                                                                                           --------------
    Additional Principal Distribution to Class B-3                                               1,607.97

    Class B-3 Note Principal Balance after payment above                                     3,972,050.88
    Class B-3 additional Principal Distribution paid                                             1,607.97
                                                                                           --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                      3,970,442.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MARCH 1, 1998

CALCULATION OF BASE PRINCIPAL AMOUNT

     ADCPB, beginning of Collection Period                                                 203,807,196.69
     ADCPB, end of Collection Period                                                       199,062,627.55
                                                                                          ---------------
     Base Principal Amount                                                                   4,744,569.14

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                         2,649,305.00
     Servicing Advances collected during the current Collection Period                       2,077,965.59
                                                                                          ---------------
     Unreimbursed Servicing Advances as of current Determination Date                          571,339.41

CALCULATION OF INTEREST DUE

                Beginning                    Current                   Total
                Principal       Interest    Interest      Overdue     Interest
  Class         Balance           Rate         Due        Interest      Due
---------   --------------      -------   ------------    --------  ------------
Class A-1    11,835,344.04      5.7325%      52,769.20        --       52,769.20
Class A-2    85,479,000.00      6.3500%     452,326.38        --      452,326.38
Class A-3    51,527,000.00      6.3500%     272,663.71        --      272,663.71
Class A-4    38,238,000.00      6.3500%     202,342.75        --      202,342.75
Class B-1     4,066,942.26      6.8850%      23,334.08        --       23,334.08
Class B-2     4,066,942.26      6.4500%      21,859.81        --       21,859.81
Class B-3     4,066,942.26      7.0000%      23,723.83        --       23,723.83
---------   --------------      -------   ------------    --------  ------------
            199,280,170.83      6.3169%   1,049,019.76        --    1,049,019.76

CALCULATION OF PRINCIPAL DUE

                  Base           Base                         Total
                Principal      Principal      Overdue       Principal
  Class        Amount Pct.      Amount       Principal         Due
---------     ------------   ------------    ---------     ------------
Class A           92.0%      4,365,003.61           --     4,365,003.61
Class B-1          2.0%         94,891.38           --        94,891.38
Class B-2          2.0%         94,891.38           --        94,891.38
Class B-3          2.0%         94,891.38           --        94,891.38
---------     ------------   ------------    ---------     ------------
                             4,649,677.75           --     4,649,677.75

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                               203,807,196.69
     Servicer Fee Rate                                                                             0.500%
     One-twelfth                                                                                    1/12
                                                                                         ---------------
     Servicer Fee due current period                                                           84,919.67
     Prior Servicer Fee arrearage                                                                     --
                                                                                         ---------------
     Servicer Fee due                                                                          84,919.67

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                               203,807,196.69
     Back-up Servicer Fee Rate                                                                     0.020%
     One-twelfth                                                                                    1/12
                                                                                         ---------------
     Back-up Servicer Fee due Current Period                                                    3,396.79
     less overpayment from prior period                                                               --
     Prior Back-up Servicer Fee Arrearage                                                             --
                                                                                         ---------------
     Back-up Servicer Fee due                                                                   3,396.79

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 1998


CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period           187,079,344.04
     Premium Rate                                                                                  0.140%
     One-twelfth                                                                                    1/12
                                                                                         ---------------
     Premium Amount due Current Period                                                         21,825.92
     Prior Premium Amount arrearage                                                                   --
                                                                                         ---------------
     Total Premium Amount due                                                                  21,825.92

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                     291.67
     Prior Indenture Trustee Fee arrearage                                                            --
                                                                                         ---------------
     Total Indenture Trustee Fee due                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)        4,066,942.26
     Letter of Credit Bank Fee Rate                                                                 0.55%
     One-twelfth                                                                                    1/12
                                                                                         ---------------
     Letter of Credit Bank Fee due Current Period                                               1,864.02
     Letter of Credit Bank Fee arrearage                                                              --
                                                                                         ---------------
     Total Letter of Credit Bank Fee arrearage due                                              1,864.02

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                         --
     Prior Letter of Credit Reimbursement Amount arrearage                                            --
                                                                                         ---------------
     Total Letter of Credit Reimbursement Amount due                                                  --

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                   --
     Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                         ---------------
     Total Indenture Trustee Expenses due                                                             --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                              --
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                 --
                                                                                         ---------------
     Total Additional Letter of Credit Reimbursement Amount due                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                            --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                           --
                                                                                         ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 1998

FLOOR CALCULATION
     Initial ADCPB                                                                        226,351,292.85
     Floor percent                                                                                  2.00%
                                                                                         ---------------
     Floor                                                                                  4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                           199,062,627.55

     Aggregate Note Balances prior to any payment on current Payment Date                 199,280,170.83
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                4,365,003.61
     Class B-1                                                                                 94,891.38
     Class B-2                                                                                 94,891.38
     Class B-3                                                                                 94,891.38
                                                                                         ---------------
     Total Base Principal Amount distributions on current payment date                      4,649,677.75
                                                                                         ---------------
     Aggregate Note Balance after payment of Base Principal Amount                        194,630,493.08
                                                                                         ---------------
     Excess of ADCPB over Ending Note Balances                                              4,432,134.47

     Difference between excess and floor                                                       94,891.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MARCH 1, 1998

RESTRICTING EVENT DETERMINATION:
                                                                                        Yes/No
                                                                                        ------
  A) Event of Servicer Termination (Yes/No)                                               No
  B) Note Insurer has Made a Payment (Yes/No)                                             No
  C) Gross Charge Off Event has Occurred (Yes/No)                                         No
  D) Delinquency Trigger Event has Occurred (Yes/No)                                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                        Yes/No
                                                                                        ------
  A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                              No
  B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds
     are on depositing the Collection Account of (y) on the                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                             Event                                                Yes/No
----------    ---------------------------------------------------------------            ------
6.01(i)       Failure to make payment required                                             No
6.01(ii)      Failure to submit Monthly Statement                                          No
6.01(iii)     Failure to Observe Covenants in Servicing Agreement                          No
6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                No
6.01(v)       Servicer files a voluntary petition for bankruptcy                           No
6.01(vi)      Order of judgement in excess of $500,000                                     No
6.01(vii)     Petition under bankruptcy laws against Servicer is not stayed,
              withdrawn or dismissed within 60 days                                        No
6.01(viii)    Assignment by Servicer to a delegate its rights under Servicing
              Agreement                                                                    No
6.01(ix)      Servicer Trigger Event as contained in the Insurance Agreement
              has occurred.                                                                No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MARCH 1, 1998

Gross Charge Event Calculation:

                                                                                             Result
                                                                                             ------
    Gross Charge Off Ratio Current Period                                                    0.34%
    Gross Charge Off Ratio Prior Period                                                      0.55%
    Gross Charge Off Ratio Second Prior Period                                               1.43%
                                                                                             -----
    Average of Gross Charge Off Ratio for Three Periods                                      0.77%

    Gross Charge Off Ratio:

                         ADCPB of                                                    Gross Charge Off Ratio
                       All Defaulted      Less                                           Charge Offs/
                         Contracts     Recoveries    Charge Offs        ADCPB                ADCPB
                       -------------   ----------    -----------    --------------   ----------------------
Current Period          305,104.75     249,119.84      55,984.91    199,062,627.55           0.34%
Prior Period            300,270.09     207,479.65      92,790.44    203,807,196.69           0.55%
Second Prior Period     518,690.07     270,979.53     247,710.54    208,286,118.17           1.43%

Delinquency Event Calculation:

                                                                                             Results
                                                                                             -------
    Delinquency Trigger Ratio Current Period                                                  3.86%
    Delinquency Trigger Ratio Prior Period                                                    3.23%
    Delinquency Trigger Ratio Second Prior Period                                             2.42%
                                                                                              -----
    Average of Delinquency Trigger Ratios                                                      3.17%

Delinquency Trigger Ratio:

                               A                   B                 A/B
                        ------------------  ---------------   ---------------
                           ADCPB of            ADCPB of         Delinquency
                        Contract > 30 Days   All Contracts        Trigger
                            Past Due        As of Month-End        Ratio:
                        ------------------  ---------------   ---------------
Current Period            7,687,003.40       199,062,627.56         3.86%
Prior Period              6,584,138.20       203,807,196.69         3.23%
Second Prior Period       5,033,430.40       208,286,118.17         2.42%